                                                              EXHIBIT 10.39

                             EMPLOYMENT AGREEMENT

          THIS AGREEMENT (together with all exhibits hereto, the "Agreement"), made in Princeton, New Jersey as of the 29th day of May 1996, between Life Medical Sciences, Inc., a Delaware corporation (the "Company") and Robert P. Hickey the undersigned individual ("Executive").

          In consideration of the mutual covenants and agreements hereinafter set forth, the Company and Executive agree as follows:

          1.  Agreement Term.
              --------------

              The term of this Agreement shall be the five-year period commencing on May 29, 1996 (the "Employment Date") and ending on the fifth anniversary of the Employment Date (the "Agreement Term").

          2.  Employment.
              ----------

              (a)  Employment by the Company. Executive agrees to be employed by
                   -------------------------
the Company for the Agreement Term upon the terms and subject to the conditions set forth in this Agreement. Executive shall have the title, and report to the person or persons, specified on the Exhibit to this Agreement. Executive shall have such duties as may be prescribed by the Company and shall serve in such other and/or additional position(s) as the Company may determine from time to time. Executive, if appointed to the Board of Directors of the Company and, for no additional compensation, agrees to serve for so long as the Company shall request. The Company will at all times treat the Executive with dignity, honesty and respect, and will provide Executive with such resources as in the Company's judgement shall enable the Executive to discharge his responsibilities.



              (a)  Performance of Duties. Throughout the Agreement Term,
                   ---------------------
Executive shall faithfully and diligently perform Executive's duties in conformity with the directions of the Company and serve the Company to the best of Executive's ability. Executive shall devote Executive's entire working time, attention and energies to the business and affairs of the Company, subject to vacations and sick leave as provided herein and in accordance with Company policy.

              (b)  Place of Performance. During the Agreement Term, Executive
                   --------------------
shall, subject to travel requirements on behalf of the Company, be based at the Company's offices in Princeton, New Jersey or such other location(s) as the Company may determine and, in this regard, Executive shall maintain Executive's personal residence in such city or such other location within reasonable access to Executive's place of employment.

          1.  Compensation and Benefits.
              -------------------------

              (a)  Base Salary.  The Company agrees to pay to Executive for
                   -----------
employment hereunder a base salary ("Base Salary") at the annual rate of $225,000. The Base Salary shall be increased prospectively on each anniversary of the Employment Date during the Agreement Term, by such amount as the Board of Directors of the Company shall determine is necessary and appropriate to give effect to increases in the cost of living. The Base Salary shall be payable in installments consistent with the Company's payroll practices then in effect.

              (b)  Benefits and Perquisites; Bonus. Executive shall be entitled
                   -------------------------------
to participate in, to the extent Executive is otherwise eligible under the terms thereof, the benefit plans and programs, including medical and savings and retirement plans, and receive the benefits and perquisites, generally provided to employees of the same level and responsibility as Executive. Executive shall be entitled to four weeks vacation during each year of the Agreement Term. Nothing in this Agreement shall preclude the Company from terminating or amending from time to time any employee benefit plan or program. Executive shall be eligible for bonuses, at such times and in such amounts as shall be determined at the discretion of the Board of Directors of the Company based on their assessment of Executive's performance of his duties and on the financial performance of the Company. The Company shall obtain life insurance coverage (assuming the Executive is insurable) on the life and for the benefit of the Executive in an amount equal to twice the amount of the Base Salary then in effect. The Company shall be entitled to all dividends, if any, which may be paid under the policy. The Executive represents that the Executive is currently in good health.

              (c)  Travel and Business Expenses; Car Allowance. Upon submission
                   -------------------------------------------
of itemized expense statements in the manner specified by the Company, Executive shall be entitled to reimbursement for reasonable travel and other reasonable business expenses duly incurred by Executive in the performance of Executive's duties under this Agreement in accordance with the policies and procedures established by the Company from time to time for employees of the same level and responsibility as Executive.

              (d)  Grant of Option and Terms Thereof.  The Company hereby agrees
                   ---------------------------------
that, on the date hereof, it will grant to Executive, pursuant to the Company's 1992 Stock Option Plan, as amended (the "Plan"), an option (the "Option") to purchase up to Two Hundred Fifty Thousand (250,000) shares of the Company's common stock (the "Option Shares"). The exercise price for each Option Share will be the closing price of the Company's common stock as reported in the Wall Street Journal for the Employment Date. The Option will vest and become exercisable over a four-year period commencing on the date of grant, with one-fifth vesting and becoming exercisable on the date of grant and on each of the first, second, third and fourth anniversaries of the date of grant, subject to termination as provided for in the Plan, and further subject to termination in the event that (i) Executive breaches any term hereof, (ii) Executive's employment hereunder is terminated by the Company for Cause (as hereinafter defined), or (iii) Executive voluntarily terminates his employment hereunder. The Option will expire as to each installment five years from the date of vesting. The terms (including exercisability) of the Option shall otherwise be governed by the Plan, as well as the applicable option agreement to be entered into pursuant to the terms of the Plan. Notwithstanding the foregoing, if a Change of Ownership (as hereinafter defined) of the Company occurs, then, upon such occurrence, the vesting schedule of the Option shall accelerate by two years so that three-fifths of the Option will have vested on the Employment Date and the remaining two-fifths will vest in equal amounts on the first and second anniversaries of the Employment Date. For purposes of the preceding sentence, "Change of Ownership" means acquisition and control of at least 51% of the Company's outstanding voting securities by a single entity.

              (e)  No Other Compensation or Benefits; Payment. The compensation
                   ------------------------------------------
and benefits specified in Sections 3 and 5 of this Agreement shall be in lieu of any and all other compensation and benefits. Payment of all compensation and benefits to Executive hereunder shall be made in accordance with the relevant Company policies in effect from time to time, including normal payroll practices, and shall be subject to all applicable employment and withholding taxes.

              (f)  Cessation of Employment. In the event Executive shall cease
                   -----------------------
to be employed by the Company for any reason, then Executive's compensation and benefits shall cease on the date of such event, except as otherwise provided herein or in any applicable employee benefit plan or program.

          2.  Exclusive Employment; Noncompetition.
              ------------------------------------

              (a)  No Conflict; No Other Employment.  During the period of
                   --------------------------------
Executive's employment with the Company, Executive shall not engage in any activity which conflicts or interferes with or derogates from the performance of Executive's duties hereunder nor shall Executive engage in any other business activity, whether or not such business activity is pursued for gain or profit, except as approved in advance in writing by the Board of Directors of the Company.

              (b)  No Competition. Without limiting the generality of the
                   --------------
provisions of Sections 2(b) or 4(a), during the period of Executive's employment with the Company, and for a period of two years thereafter (the "Restricted Period"), Executive shall not, directly or indirectly, own, manage, operate, join, control, participate in, invest in or otherwise be connected or associated with, in any manner, including as an officer, director, employee, partner, stockholder, joint venturer, lender, consultant, advisor, agent, proprietor, trustee or investor, any Competing Business located in the United States or in any other location where the Company operates or sells its products or services; provided, however, that if Executive's employment hereunder is terminated by the Company under Section 5(d), then the provisions of this Section 4(b) shall remain in effect only if the Company shall not have breached its obligation to pay to Executive amounts as severance pursuant to Section 5(d).

                   (i) As used in this Agreement, the term "Competing Business" shall mean any business or venture which engages in any business area, or sells or provides products or services that compete or overlap with any business area, in which the Company engages or is actively developing products or technology to engage in at any time during the Agreement Term, or any business or venture which sells or provides products or services that compete or overlap with the products or services as sold or provided, or are being actively developed to be sold or provided, by the Company at any time during the Agreement Term.

                   (ii) For purposes of this Section 4(b), the term "invest" shall not preclude an investment in not more than one percent (1%) of the outstanding capital stock of a corporation whose capital stock is listed on a national securities exchange or included in the NASDAQ Stock Market, so long as Executive does not have the power to control or direct the management of, or is not otherwise associated with, such corporation.

              (c)   No Solicitation. During the Restricted Period, Executive
                    ---------------
shall not solicit or encourage any employee or consultant of the Company to leave the employ, or cease his or her relationship with, the Company for any reason, nor employ or retain such an individual in a Competing Business or any other business.

              (d)   Company Customers. Executive shall not, during the
                    -----------------
Restricted Period, directly or indirectly, contact, solicit or do business with any "customers" (as hereinafter defined) of the Company for the purpose of selling or providing any product or service then sold or provided by the Company to such customers or being actively developed to be sold or provided to such customers during Executive's employment by the Company or at the time of termination of Executive's employment hereunder.

              For the purposes of the provisions of this Section 4(d), "customer" shall include any entity that purchased any product or service from the Company within twelve months of the termination of Executive's employment hereunder, without regard to the reason for such termination. The term "customer" also includes any former customer or potential customer of the Company which the Company has solicited within twelve months of such termination, for the purpose of selling or providing any product or service then sold or provided, or then actively being developed to be sold or provided, by the Company.

              (e)   Modification of Covenants. The restrictions against
                    -------------------------
competition set forth in this Section 4 are considered by the parties to be reasonable for the purposes of protecting the business of the Company. However, if any such restriction is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

     3.   Termination of Employment.
          -------------------------

          (a)   Termination.  The Company may terminate Executive's employment
                -----------
for Cause (as hereinafter defined) in which case the provisions of Section 5(b) shall apply. The Company may also terminate Executive's employment in the event of Executive's Disability (as hereinafter defined), in which case the provisions of Section 5(c) shall apply. The Company may also terminate the Executive's employment for any other reason by written notice to Executive, in which case the provisions of Section 5(d) shall apply. If Executive's employment is terminated by reason of Executive's death, retirement or voluntary resignation, the provisions of Section 5(b) shall apply.

          (b)   Termination for Cause; Termination by Reason of Death or
                --------------------------------------------------------
Retirement or Voluntary Resignation.  (1)  In the event that Executive's
- -----------------------------------
employment hereunder is terminated during the Agreement Term (i) by the Company for Cause (as hereinafter defined), (ii) by reason of Executive's death or retirement or (iii) by reason of Executive's voluntary resignation, then the Company shall pay to Executive, within thirty (30) days of the date of such termination, only the Base Salary through such date of termination.

                                      (2) For purposes of this Agreement,
"Cause" shall mean (i) conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (ii) engaging in any substantiated act involving moral turpitude; (iii) engaging in any act which, in each case, subjects, or if generally known would subject, the Company to public ridicule or embarrassment; (iv) gross neglect or misconduct in the performance of Executive's duties hereunder; (v) willful or repeated failure or refusal to perform such duties as may be relegated to Executive commensurate with Executive's position; or (vi) breach of any provision of this Agreement by Executive.

                                      (3) In the event the Company desires to
terminate Executive's employment for Cause as defined in clauses (iv), (v) or
(vi) of the definition thereof, the Company shall first attempt to resolve the matter(s) at issue through a meeting between Executive and the Chairman of the Board for Directors of the Company. If such meeting fails to resolve the matter(s), then Executive will meet with the Board of Directors of the Company and attempt to resolve the matter(s). The decision of the Board of Directors of the Company as to the matter(s) shall be final and binding on the parties and not subject to review or appeal by any other person.

          (c)   Disability.  If, as a result of Executive's incapacity due to
                ----------
physical or mental illness, Executive shall have been absent from Executive's duties hereunder on a full time basis for either (i) ninety (90) days within any six-month period, or (ii) sixty (60) consecutive days, and within thirty (30) days after written notice of termination is given shall not have returned to the performance of Executive's duties hereunder on a full time basis, the Company may terminate Executive's employment hereunder for "Disability". In that event, the Company shall pay to Executive, within thirty (30) days of the date of such termination, only the Base Salary through such date of termination. During any period that Executive fails to perform Executive's duties hereunder as a result of incapacity due to physical or mental illness (a "Dis-ability Period"), Executive shall continue to receive the compensation and benefits provided by Section 3 hereof until Executive's employment hereunder is terminated; provided, however, that the amount of compensation and benefits received by Executive during the Disability Period shall be reduced by the aggregate amounts, if any, payable to Executive under disability benefit plans and programs of the Company or under the Social Security disability insurance program.

          (d)   Termination By Company For Any Other Reason.  In the event that
                -------------------------------------------
Executive's employment hereunder is terminated by the Company during the Agreement Term for any reason other than as provided in Sections 5(b) or 5(c) hereof, then the Company shall pay to Executive, within thirty (30) days of the date of such termination, the Base Salary through such date of termination and, in lieu of any further compensation and benefits for the balance of the Agreement Term, severance pay equal to the Base Salary that Executive would have otherwise received during the period of six months from the effective date of such termination, commencing with such date of termination at the times and in the amounts such Base Salary would have been paid; provided, however, that in the event that Executive shall breach Sections 4 or 6 hereof, in addition to any other remedies the Company may have in the event Executive breaches this Agreement, the Company's obligation pursuant to this Section 5(d) to continue such payments of salary shall cease and Executive's rights thereto shall terminate and shall be forfeited.

          (e)   No Further Liability; Release.  Payment made and performance by
                -----------------------------
the Company in accordance with this Section 5 shall operate to fully discharge and release the Company and its directors, officers, employees, subsidiaries, affiliates, stockholders, successors, assigns, agents and representatives from any further obligation or liability with respect to Executive's employment and termination of employment. Other than paying Executive's Base Salary through the date of termination of Executive's employment and making any severance payment pursuant to and in accordance with this Section 5 (as applicable), the Company and its directors, officers, employees, subsidiaries, affiliates, stockholders, successors, assigns, agents and representatives shall have no further obligation or liability to Executive or any other person under this Agreement. The Company shall have the right to condition the payment of any severance or other amounts pursuant to Sections 5(c) or 5(d) hereof upon the delivery by Executive to the Company of a release in form and substance satisfactory to the Company of any and all claims Executive may have against the Company and its directors, officers, employees, subsidiaries, affiliates, stockholders, successors, assigns, agents and representatives arising out of or related to Executive's employment by the Company and termination of such employment.

     4.   Confidential Information.
          ------------------------

          (a)   Existence of Confidential Information.  The Company owns and has
                -------------------------------------
developed and compiled, and will develop and compile, certain proprietary technology, know-how and confidential information which have great value to its business (referred to in this Agreement, collectively, as "Confidential Information"). Confidential Information includes not only information disclosed by the Company to Executive, but also information developed or learned by Executive during the course or as a result of employment with the Company, which information shall be the property of the Company. Confidential Information includes all information that has or could have commercial value or other utility in the business in which the Company is engaged or contemplates engaging, and all information of which the unauthorized disclosure could be detrimental to the interests of the Company, whether or not such information is specifically labelled as Confidential Information. By way of example and without limitation, Confidential Information includes any and all information developed, obtained, licensed by or to or owned by the Company concerning trade secrets, techniques, know-how (including research data, designs, plans, procedures, merchandising, marketing, distribution and warehousing know-how, processes, and research records), software, computer programs, and any other intellectual property created, used or sold (through a license or otherwise) by the Company, product know-how and processes, innovations, discoveries, improvements, research, development, test results, reports, specifications, data, formats, marketing data and plans, business plans, strategies, forecasts, unpublished financial information, orders, agreements and other forms of documents, price and cost information, merchandising opportunities, expansion plans, budgets, projections, customer, supplier, licensee, licensor and subcontractor identities, characteristics, agreements and operating procedures, and salary, staffing and employment information.

          (b)   Protection of Confidential Information.  Executive acknowledges
                --------------------------------------
and agrees that in the performance of duties hereunder Executive develops and acquires, and the Company discloses to and entrusts Executive with, Confidential Information which is the exclusive property of the Company and which Executive may possess or use only in the performance of duties for the Company. Executive also acknowledges that Executive is aware that the unauthorized disclosure of Confidential Information, among other things, may be prejudicial to the Company's interests, an invasion of privacy and an improper disclosure of trade secrets. Executive shall not, directly of indirectly, use, make available, sell, disclose or otherwise communicate to any corporation, partnership, individual or other third party, other than in the course of Executive's assigned duties and for the benefit of the Company, any Confidential Information, either during the Agreement Term or thereafter. In the event Executive desires to publish the results of Executive's work for or experiences with the Company through literature, interviews or speeches, Executive will submit requests for such interviews or such literature or speeches to the Board of Directors of the Company at least fourteen (14) days before any anticipated dissemination of such information for a determination of whether such disclosure is in the best interests of the Company, including whether such disclosure may impair trade secret status or constitute an invasion of privacy. Executive agrees not to publish, disclose or otherwise disseminate such information without the prior written approval of the Board of Directors of the

Company.

          (c)   Delivery of Records, Etc.  In the event Executive's employment
                ------------------------
with the Company ceases for any reason, Executive will not remove from the Company's premises without its prior written consent any records, notes, notebooks, files, drawings, documents, equipment, materials and writings received from, created for or belonging to the Company, including those which relate to or contain Confidential Information, or any copies thereof. Upon request or when employment with the Company terminates, Executive will immediately deliver the same to the Company.

     5.   Invention and Patents.
          ---------------------

          (a) Executive will promptly and fully disclose to the Company any and all inventions, discoveries, trade secrets and improvements, whether or not patentable or whether or not they are made, conceived or reduced to practice during working hours or using the Company's data or facilities, which Executive shall develop, make, conceive or reduce to practice during Executive's employment by the Company, either solely or jointly with others (collectively, "Developments"). All such Developments shall be the sole property of the Company, and Executive hereby assigns to the Company, without further compensation, all his right, title and interest in and to such Developments and any and all related patents, patent applications, copyrights, copyright applications, trademarks and trade names in the United States and elsewhere.

          (b) Executive shall keep and maintain adequate and current written records of all Developments (in the form of notes, sketches, drawings and as may be specified by the Company), which records shall be available to and remain the sole property of the Company at all times.

          (c) Executive shall assist the Company in obtaining and enforcing patent, copyright and other forms of legal protection for the Developments in any country. Upon request, Executive shall sign all applications, assignments, instruments and papers and perform all acts necessary or desired by the Company and to enable the Company its successors, assigns and nominees, to secure and enjoy the full exclusive benefits and advantages thereof.

          (d) Executive understands that Executive's obligations under this section will continue after the termination of his employment with the Company and that, whether during or after his employment, Executive shall perform such obligations without further compensation, except for reimbursement of expenses incurred at the request of the Company.

     6.   Assignment and Transfer.
          -----------------------

          (a)   Company. This Agreement shall inure to the benefit of and be
                -------
enforceable by, and may be assigned by the Company to, any purchaser of all or substantially all of the Company's business or assets, any successor to the Company or any assignee thereof (whether direct or indirect, by purchase, merger, consolidation or otherwise). The Company will require any such purchaser, successor or assignee to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such purchase, succession or assignment had taken place.

          (b)   Executive.  Executive's rights and obligations under this
                ---------
Agreement shall not be transferable by Executive by assignment or otherwise, and any purported assignment, transfer or delegation thereof shall be void; provided, however, that if Executive shall die, all amounts then payable to Executive hereunder shall be paid in accordance with the terms of this Agreement to Executive's devisee, legatee or other designee or, if there be no such designee, to Executive's estate.

     7.   Miscellaneous.
          -------------

          (a)   Other Obligations.  Executive represents and warrants that he is
                -----------------
not a party to any other employment agreement and that neither Executive's employment with the Company nor Executive's performance of Executive's obligations hereunder will conflict with or violate or otherwise are inconsistent with any other agreements to which Executive is or has been a party or with any other obligations, legal or otherwise, which Executive may have.

          (b)   Nondisclosure; Prior Employers.  Executive will not disclose to
              ------------------------------
the Company, or use, or induce the Company to use, any proprietary information, trade secrets or confidential business information of others. Executive represents and warrants that Executive has returned all property, proprietary information, trade secrets and confidential business information belonging to all prior employers.

          (c)   Cooperation.  Following termination of employment with the
                -----------
Company, Executive shall cooperate with the Company, as requested by the Company, to affect a transition of Executive's responsibilities and to ensure that the Company is aware of all matters being handled by Executive.

          (d)   Protection of Reputation.  During the Agreement Term and
                ------------------------
thereafter, Executive agrees that he will take no action which is intended, or could reasonably be expected, to harm the Company or its reputation or which could reasonably be expected to lead to unwanted or unfavorable publicity to the Company.

          (e)   Governing Law; Arbitration.
                --------------------------

                (i)  Governing Law.  This Agreement, including the validity,
                     -------------
interpretation, construction and performance of this Agreement, shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to agreements made and to be performed in such state without regard to such states conflicts of law principles.

                (ii) Arbitration. Subject to Section 9(k) hereof, any
                     -----------
controversy or claim which arises out of or relating to this Agreement, or the breach thereof shall be settled by arbitration in accordance with the Rules of the American Arbitration Association then in effect. The controversy or claim shall be submitted to three arbitrators, one of whom shall be chosen by the Employee, one of whom shall be chosen by the Company, and one of whom shall be chosen by the two so selected. The party desiring arbitration shall give written notice to the other party of its desire to arbitrate the particular matter in question, naming the arbitrator selected by it. If the other party shall fail within a period of 15 days after such notice shall have been given to reply in writing naming the arbitrator chosen as above provided, or if the two arbitrators selected by the parties shall fail within 15 days after their selection to agree upon the third arbitrator, then either party may apply to the American Arbitration Association for the appointment of an arbitrator to fill the place so remaining vacant. The decision of any two of the arbitrators shall be final and binding upon the parties hereto. Judgement upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The proceedings shall be held in New York, New York. The arbitrators shall have no power to award punitive or exemplary damages or to ignore or vary the terms of this Agreement, and shall be bound to apply controlling law. Arbitration shall be binding and the remedy for the settlement of the controversy or claims (except as set forth in the preceding paragraph of this Section).

          (f)   Entire Agreement. This Agreement (including the Exhibits hereto)
                ----------------
contains the entire agreement and understanding between the parties hereto in respect of the subject matter hereof and supersedes, cancels and annuls any prior or contemporaneous written or oral agreements, understandings, commitments and practices between them respecting the subject matter hereof, including all prior employment agreements, if any, between the Company and Executive, which agreement(s) hereby are terminated and shall be of no further force or effect.

          (g)   Amendment. This Agreement may be amended only by a writing which
                ---------
makes express reference to this Agreement as the subject of such amendment and which is signed by Executive and, on behalf of the Company, by its duly authorized officer.

          (h)   Severability.  If any term, provision, covenant or condition of
                ------------
this Agreement or part thereof, or the application thereof to any person, place or circumstance, shall be held to be invalid, unenforceable or void, the remainder of this Agreement and such term, provision, covenant or condition shall remain in full force and effect, and any such invalid, unenforceable or void term, provision, covenant or condition shall be deemed, without further action on the part of the parties hereto, modified, amended and limited to the extent necessary to render the same and the remainder of this Agreement valid, enforceable and lawful. In this regard, Executive acknowledges that the provisions of Sections 4 and 6 are reasonable and necessary for the protection of the Company.

          (i)   Construction.  The headings and captions of this Agreement are
                ------------
provided for convenience only and are intended to have no effect in construing or interpreting this Agreement. The language in all parts of this Agreement shall be in all cases construed according to its fair meaning and not strictly for or against the Company or Executive. The use herein of the word "including," when following any general provision, sentence, clause, statement, term or matter, shall be deemed to mean "including, without limitation". As used herein, "Company" shall mean the Company and its subsidiaries and any purchaser of, successor to or assignee (whether direct or indirect, by purchase, merger, consolidation or otherwise) of all or substantially all of the Company's business or assets which is obligated to perform this Agreement by operation of law, agreement pursuant to Section 7 hereof or otherwise. As used herein, the words "day" or "days" shall mean a calendar day or days.

          (j)   Nonwaiver.  Neither any course of dealing nor any failure or
                ---------
neglect of either party hereto in any instance to exercise any right, power or privilege hereunder or under law shall constitute a waiver of any other right, power or privilege or of the same right, power or privilege in any other instance. All waivers by either party hereto must be contained in a written instrument signed by the party to be charged and, in the case of the Company, by its duly authorized officer.

          (k)   Remedies for Breach.  The parties hereto agree that Executive is
                -------------------
obligated under this Agreement to render personal services during the Agreement Term of a special, unique, unusual, extraordinary and intellectual character, thereby giving this Agreement peculiar value, and, in the event of a breach or threatened breach of any covenant of Executive herein, the injury or imminent injury to the value and the goodwill of the Company's business could not be reasonably or adequately compensated in damages in an action at law. Accordingly, Executive expressly acknowledges that the Company shall be entitled to specific performance, injunctive relief or any other equitable remedy against Executive, without the posting of a bond, in the event of any breach or threatened breach of any provision of this Agreement by Executive (including Sections 4 and 6 hereof). Without limiting the generality of the foregoing, if Executive breaches Sections 4 or 6 hereof, such breach will entitle the Company to enjoin Executive from disclosing any Confidential Information to any Competing Business, to enjoin such Competing Business from receiving Executive or using any such Confidential Information and/or to enjoin Executive from rendering personal services to or in connection with such Competing Business. The rights and remedies of the parties hereto are cumulative and shall not be exclusive, and each such party shall be entitled to pursue all legal and equitable rights and remedies and to secure performance of the obligations and duties of the other under this Agreement, and the enforcement of one or more of such rights and remedies by a party shall in no way preclude such party from pursuing, at the same time or subsequently, any and all other rights and remedies available to it.

          (l)   Notices.  Any notice, request, consent or approval required or
                -------
permitted to be given under this Agreement or pursuant to law shall be sufficient if in writing, and if and when sent by certified or registered mail, return receipt requested, with postage prepaid, to Executive's residence (as reflected in the Company's records or as otherwise designated by Executive on thirty (30) days' prior written notice to the Company) or to the Company's principal executive office, attention: Chairman of the Board (with copies to the General Counsel), as the case may be. All such notices, requests, consents and approvals shall be effective upon being deposited in the United States mail. However, the time period in which a response thereto must be given shall commence to run from the date of receipt on the return receipt of the notice, request, consent or approval by the addressee thereof. Rejection or other refusal to accept, or the inability to deliver because of changed address of which no notice was given as provided herein, shall be deemed to be receipt of the notice, request, consent or approval sent.

          (m)   Assistance in Proceedings, Etc.  Executive shall, without
                ------------------------------
additional compensation, during and after expiration of the Agreement Term, upon reasonable notice, furnish such information and proper assistance to the Company as may reasonably be required by the Company in connection with any legal or quasi-legal proceeding, including any external or internal investigation, involving the Company or any of its affiliates or in which any of them is, or may become, a party.

          (n)   Survival.  Cessation or termination of Executive's employment
                --------
with the Company shall not result in termination of this Agreement. The respective obligations of Executive and rights and benefits afforded to the Company as provided in this Agreement shall survive cessation or termination of Executive's employment hereunder. This Agreement shall not terminate upon, and shall remain in full force and effect following, expiration of the Agreement Term and all rights and obligations of the parties hereto as and to the extent provided herein shall survive such expiration.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed on its behalf by an officer thereunto duly authorized and Executive has duly executed this Agreement, all as of the date and year first written above.


                                    LIFE MEDICAL SCIENCES, INC.


                                    By:
                                       --------------------------------------
                                         Name:
                                         Title:


                                    -----------------------------------------
                                    ROBERT P. HICKEY

                                    Exhibit
                                    -------



Title:

                     President and Chief Executive Officer



Persons to Whom Executive Shall Report:


               Chairman of the Board of Directors of the Company